June 4, 2007

                          TOUCHSTONE FUNDS GROUP TRUST

                    TOUCHSTONE CLOVER CORE FIXED INCOME FUND
                      TOUCHSTONE PITCAIRN SELECT VALUE FUND
                      TOUCHSTONE PITCAIRN TAXABLE BOND FUND

               SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 1, 2007

                     NOTICE OF PROPOSAL OF REORGANIZATION OF
                    THE TOUCHSTONE PITCAIRN SELECT VALUE FUND

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The Board of Trustees of Touchstone Funds Group Trust (the "Trust") has approved a proposal to reorganize the Touchstone Pitcairn Select Value Fund ("Select Value Fund") into the Touchstone Diversified Value Fund ("Diversified Value Fund").

If shareholders of the Select Value Fund approve the reorganization proposal, the Select Value Fund will liquidate by transferring substantially all of its assets to the Diversified Value Fund. Class II shares of the Select Value Fund will be exchanged for Class A shares of the Diversified Value Fund. Shareholders will not incur any sales charges or other transaction charges as a result of the reorganization. After the reorganization, the Diversified Value Fund will retain its current investment goals and strategies and current portfolio manager.

Shareholders of record of the Select Value Fund as of May 14, 2007 are entitled to vote on the reorganization proposal at a special meeting of shareholders to be held on July 13, 2007. Shareholders of the Select Value Fund were mailed information detailing the reorganization proposal on or about May 25, 2007. In order to facilitate the transfer of the Select Value Fund's assets, beginning July 6, 2007 the Select Value Fund will not accept purchase requests.

For more information about the Diversified Value Fund's investment goals and strategies, see the Trust's prospectus. You can obtain a copy of the prospectus by calling 1.800.543.0407, by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by visiting our website at www.touchstoneinvestments.com.

              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                 Ph: 800.543.0407 o wwwtouchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member NASD and SIPC
                A Member of Western & Southern Financial Group(R)

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.